EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. 1350

I, Steven R. Appleton, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Micron Technology, Inc. on Form 10-K for the period ended September 3, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Micron Technology, Inc.

Date: October 28, 2009	By: /s/ Steven R. Appleton
Steven R. Appleton Chairman and Chief Executive Officer